UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]    Preliminary Proxy Statement

[   ]    Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))

[   ]    Definitive Proxy Statement

[   ]    Definitive Additional Materials

[ x ]    Soliciting Material Pursuant to Section 240.14a-12


                         WELLS FARGO VARIABLE TRUST

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


[Strong Logo]     One Hundred Heritage Reserve Menomonee Falls, Wisconsin 53051

Date

Name
Address Line #1
Address Line #2
City, State  Zip Code

Dear Name:

While Strong has undergone many changes during the last year, we're happy to report that the manager of your Strong Advisor Common Stock Fund is proposed to remain the same.

As you may know,  Dick Weiss and Ann  Miletti  reached an  agreement  with Wells
Fargo to stay on and manage the Advisor Common Stock Fund, subject to shareholder approval. What's more, they plan to continue to use the same strategy that has delivered sold long-term results.

If you'd like to make an additional investment, just complete the form below and include your check in the enclosed envelope. You can also add to your account at WWW.STRONG.COM/ADD or by calling 1-800-233-3430.

As always, we appreciate your investment and the opportunity to help you reach your financial goals.

Sincerely,
[Signature]
Signature, Title

STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. INVESTMENT STRATEGIES THAT CONCENTRATE IN PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET).THIS FUND IS EXPOSED TO THE FOLLOWING SPECIFIC
RISKS: SMALL-COMPANY RISK, AND MEDIUM-COMPANY RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

PERFORMANCE INFORMATION: FROM TIME TO TIME, THE FUND'S PERFORMANCE WAS SIGNIFICANTLY ENHANCED THROUGH INVESTMENTS IN INITIAL PUBLIC OFFERINGS (IPOS). IN ADDITION, THE EFFECT OF IPOS PURCHASED WHEN THE FUND'S ASSET BASE WAS SMALL MAY HAVE BEEN MAGNIFIED. GIVEN THESE CIRCUMSTANCES, YOU SHOULD NOT EXPECT THAT SUCH ENHANCED RETURNS CAN BE CONSISTENTLY ACHIEVED. PLEASE CONSIDER THIS BEFORE INVESTING. PERFORMANCE INFORMATION IS FOR CLASS Z SHARES (FORMERLY RETAIL CLASS SHARES). PLEASE CONSULT A PROSPECTUS FOR INFORMATION ABOUT ALL SHARE CLASSES.

DEFINITION: AVERAGE ANNUAL TOTAL RETURN AND TOTAL RETURN MEASURE CHANGE IN THE VALUE OF AN INVESTMENT IN THE FUND, ASSUMING REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. AVERAGE ANNUAL TOTAL RETURN REFLECTS ANNUALIZED CHANGE, WHILE TOTAL RETURN REFLECTS AGGREGATE CHANGE AND IS NOT ANNUALIZED. PLEASE NOTE THAT THIS IS NOT INTENDED TO BE A SOLICITATION FOR PROXY. THE WELLS FARGO FUNDS TRUST HAS FILED A COMBINED PROSPECTUS/PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION THAT IS AVAILABLE, ALONG WITH OTHER DOCUMENTS, AT WWW.SEC.GOV OR BY CONTACTING STRONG AT 1-800-368-7710.

WELLS FARGO FUNDS MANAGEMENT, LLC, A WHOLLY-OWNED SUBSIDIARY OF WELLS FARGO & COMPANY, PROVIDES INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES FOR THE WELLS FARGO FUNDS. OTHER AFFILIATES OF WELLS FARGO & COMPANY PROVIDE SUB-ADVISORY AND OTHER SERVICES FOR THE FUNDS. THE WELLS FARGO FUNDS ARE DISTRIBUTED BYSTEPHENS INC., MEMBER NYSE/SIPC. WELLS FARGO & COMPANY AND ITS AFFILIATES ARE NOT AFFILIATED WITH STEPHENS INC. THE STRONG FUNDS ARE DISTRIBUTED BY STRONGFINANCIAL CORPORATION'S (SFC) WHOLLY-OWNED SUBSIDIARY, STRONG INVESTMENTS, INC. SFC AND ITS AFFILIATES ARE NOT AFFILIATED WITH STEPHENS INC. SECURITIES ARE OFFERED THROUGH STRONG INVESTMENTS, INC. SM46923 10-04

Strong Advisor Common Stock Fund
-------------------------------------------------------------------------------

As of 9-30-04

Total Return
-1.49%   Year-To-Date
-------------------------------------------------------------------------------

Average Annual Total Returns

11.78%  1-Year
6.06%  5-Year
11.91%   10-Year
14.71% Since Inception (12-29-89)

Performance is historical and does note guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call of visit www.Strong.com for the most recent month-end performance.

From time to time, the funds advisor and/or administrator has waived its management fees and/or absorbed fund expenses, which has resulted in higher returns. As of 9-30-04, there are waivers and/or absorptions in effect.

YES!     Please add to my investment                                    Strong

                                Strong Advisor Common Stock Fund (STCSX)
[Sample A. Sample               Additional  Investment Form    Investment Amount
Address Line #1                 To add to your  Strong  account,  $
Address  Line #2                enclose  this form in the postage-
Address Line #3                 paid envelope with your check
Anytown,  US 12345-6789]        payable to STRONG. The minimum additional
                                investment is $100.

                                      My Account Number is:
                                      [XXX-XXXXXXXXXX]

[Strong Logo]     One Hundred Heritage Reserve Menomonee Falls, Wisconsin 53051

Date

Name
Address Line #1
Address Line #2
City, State  Zip Code

Dear Name:

While Strong has undergone many changes during the last year, we're happy to report that the manager of your Strong Advisor Small Cap Value Fund is proposed to remain the same.

As you may know, Charles Rinaldi reached an agreement with Wells Fargo to stay on and manage the Advisor Small Cap Value Fund, subject to shareholder approval. What's more, he plans to continue to use the same unique strategy that has delivered proven results.

If you'd like to make an additional investment, just complete the form below and include your check in the enclosed envelope. You can also add to your account at WWW.STRONG.COM/ADD or by calling 1-800-233-3430.

As always, we appreciate your investment and the opportunity to help you reach your financial goals.

Sincerely,
[Signature]
Signature, Title

STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. INVESTMENT STRATEGIES THAT CONCENTRATE IN PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET).THIS FUND IS EXPOSED TO THE FOLLOWING SPECIFIC
RISKS: VALUE-STYLE INVESTING RISK AND SMALL-COMPANY RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

DEFINITION: AVERAGE ANNUAL TOTAL RETURN AND TOTAL RETURN MEASURE CHANGE IN THE VALUE OF AN INVESTMENT IN THE FUND, ASSUMING REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. AVERAGE ANNUAL TOTAL RETURN REFLECTS ANNUALIZED CHANGE, WHILE TOTAL RETURN REFLECTS AGGREGATE CHANGE AND IS NOT ANNUALIZED.

PERFORMANCE  INFORMATION:.   PERFORMANCE  INFORMATION  IS  FOR  CLASS  Z  SHARES
(FORMERLY RETAIL CLASS SHARES). PLEASE CONSULT A PROSPECTUS FOR INFORMATION ABOUT ALL SHARE CLASSES.

PLEASE NOTE THAT THIS IS NOT INTENDED TO BE A SOLICITATION FOR PROXY. THE WELLS FARGO FUNDS TRUST HAS FILED A COMBINED PROSPECTUS/PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION THAT IS AVAILABLE, ALONG WITH OTHER DOCUMENTS, AT WWW.SEC.GOV OR BY CONTACTING STRONG AT 1-800-368-7710.

WELLS FARGO FUNDS MANAGEMENT, LLC, A WHOLLY-OWNED SUBSIDIARY OF WELLS FARGO & COMPANY, PROVIDES INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES FOR THE WELLS FARGO FUNDS. OTHER AFFILIATES OF WELLS FARGO & COMPANY PROVIDE SUB-ADVISORY AND OTHER SERVICES FOR THE FUNDS. THE WELLS FARGO FUNDS ARE DISTRIBUTED BY STEPHENS INC., MEMBER NYSE/SIPC. WELLS FARGO & COMPANY AND ITS AFFILIATES ARE NOT AFFILIATED WITH STEPHENS INC. THE STRONG FUNDS ARE DISTRIBUTED BY STRONGFINANCIAL CORPORATION'S (SFC) WHOLLY-OWNED SUBSIDIARY, STRONG INVESTMENTS, INC. SFC AND ITS AFFILIATES ARE NOT AFFILIATED WITH STEPHENS INC. SECURITIES ARE OFFERED THROUGH STRONG INVESTMENTS, INC. SM46924 10-04

Strong Advisor Small Cap Value Fund
-------------------------------------------------------------------------------

As of 9-30-04

Total Return
7.52%   Year-To-Date
-------------------------------------------------------------------------------

Average Annual Total Returns

29.68%  1-Year
19.53%  5-Year
17.91% Since Inception (12-31-97)

Performance is historical and does note guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call of visit www.Strong.com for the most recent month-end performance.

Keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A funds performance, especially for very short time periods, should not be the sole factor in making your investment decision.

From time to time, the funds advisor and/or administrator has waived its management fees and/or absorbed fund expenses, which has resulted in higher returns. As of 9-30-04, there are waivers and/or absorptions in effect.

YES!     Please add to my investment                                  Strong

                                  Strong Advisor Small Cap Value Fund (SSMVX)
[Sample A. Sample                 Additional  Investment Form Investment Amount
Address Line #1                   To add to your  Strong  account,  $
Address  Line #2                  enclose  this form in the postage-paid
Address Line #3                   envelope with your check payable to STRONG.
Anytown,  US 12345-6789]          The minimum additional investment is $100.

                                   My  Account  Number is:
                                  [XXX-XXXXXXXXXX]

[Strong Logo]     One Hundred Heritage Reserve Menomonee Falls, Wisconsin 53051

Date

Name
Address Line #1
Address Line #2
City, State  Zip Code

Dear Name:

While Strong has undergone many changes during the last year, we're happy to report that the manager of your Strong Enterprise Fund is proposed to remain the same.

As you may know, Thomas Pence reached an agreement with Wells Fargo to stay on and manage the Enterprise Fund, subject to shareholder approval. What's more, he plans to continue to use the same investment process and strategy.

If you'd like to make an additional investment, just complete the form below and include your check in the enclosed envelope. You can also add to your account at WWW.STRONG.COM/ADD or by calling 1-800-233-3430.

As always, we appreciate your investment and the opportunity to help you reach your financial goals.

Sincerely,
[Signature]
Signature, Title

STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. INVESTMENT STRATEGIES THAT CONCENTRATE IN PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET).THIS FUND IS EXPOSED TO THE FOLLOWING SPECIFIC
RISKS: GROWTH-STYLE INVESTING RISK, SMALL-COMPANY RISK, AND MEDIUM-COMPANY RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

PERFORMANCE INFORMATION: PERFORMANCE INFORMATION IS FOR INVESTOR CLASS SHARES. PLEASE CONSULT A PROSPECTUS FOR INFORMATION ABOUT ALL SHARE CLASSES.

PLEASE NOTE THAT THIS IS NOT INTENDED TO BE A SOLICITATION FOR PROXY. THE WELLS FARGO FUNDS TRUST HAS FILED A COMBINED PROSPECTUS/PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION THAT IS AVAILABLE, ALONG WITH OTHER DOCUMENTS, AT WWW.SEC.GOV OR BY CONTACTING STRONG AT 1-800-368-7710.

WELLS FARGO FUNDS MANAGEMENT, LLC, A WHOLLY-OWNED SUBSIDIARY OF WELLS FARGO & COMPANY, PROVIDES INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES FOR THE WELLS FARGO FUNDS. OTHER AFFILIATES OF WELLS FARGO & COMPANY PROVIDE SUB-ADVISORY AND OTHER SERVICES FOR THE FUNDS. THE WELLS FARGO FUNDS ARE DISTRIBUTED BYSTEPHENS INC., MEMBER NYSE/SIPC. WELLS FARGO & COMPANY AND ITS AFFILIATES ARE NOT AFFILIATED WITH STEPHENS INC. THE STRONG FUNDS ARE DISTRIBUTED BY STRONGFINANCIAL CORPORATION'S (SFC) WHOLLY-OWNED SUBSIDIARY, STRONG INVESTMENTS, INC. SFC AND ITS AFFILIATES ARE NOT AFFILIATED WITH STEPHENS INC. SECURITIES ARE OFFERED THROUGH STRONG INVESTMENTS, INC. SM46928 10-04

Strong Enterprise Fund
-------------------------------------------------------------------------------

As of 9-30-04

Average Annual Total Returns

7.98%  1-Year
-1.71%  5-Year
14.67%   Since Inception (9-30-98)

Performance is historical and does note guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call of visit www.Strong.com for the most recent month-end performance.

From time to time, the funds advisor and/or administrator has waived its management fees and/or absorbed fund expenses, which has resulted in higher returns. As of 9-30-04, there are waivers and/or absorptions in effect.



YES!     Please add to my investment                                  Strong

                                  Strong Enterprise Fund (SENTX)
[Sample A. Sample                 Additional  Investment Form Investment Amount
Address Line #1                   To add to your  Strong  account,  $
Address  Line #2                  enclose  this form in the postage-paid
Address Line #3                   envelope with your check payable to STRONG.
Anytown,  US 12345-6789]          The minimum additional investment is $100.

                                   My  Account  Number is:
                                  [XXX-XXXXXXXXXX]

[Strong Logo]     One Hundred Heritage Reserve Menomonee Falls, Wisconsin 53051

Date

Name
Address Line #1
Address Line #2
City, State  Zip Code

Dear Name:

While Strong has undergone many changes during the last year, we're happy to report that the manager of your Strong Growth Fund is proposed to remain the same.

As you may know, Tom Ognar is expected to continue to lead the management team with the additional help of proven fund managers like Brandon Nelson and Bruce Olson. What's more, they plan to continue to use the same investment process and strategy.

If you'd like to make an additional investment, just complete the form below and include your check in the enclosed envelope. You can also add to your account at WWW.STRONG.COM/ADD or by calling 1-800-233-3430.

As always, we appreciate your investment and the opportunity to help you reach your financial goals.

Sincerely,
[Signature]
Signature, Title

STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. INVESTMENT STRATEGIES THAT CONCENTRATE IN PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET).THIS FUND IS EXPOSED TO THE FOLLOWING SPECIFIC
RISKS: GROWTH-STYLE INVESTING RISK AND MEDIUM-COMPANY RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

PERFORMANCE INFORMATION: PERFORMANCE INFORMATION IS FOR INVESTOR CLASS SHARES. PLEASE CONSULT A PROSPECTUS FOR INFORMATION ABOUT ALL SHARE CLASSES.

PLEASE NOTE THAT THIS IS NOT INTENDED TO BE A SOLICITATION FOR PROXY. THE WELLS FARGO FUNDS TRUST HAS FILED A COMBINED PROSPECTUS/PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION THAT IS AVAILABLE, ALONG WITH OTHER DOCUMENTS, AT WWW.SEC.GOV OR BY CONTACTING STRONG AT 1-800-368-7710.

WELLS FARGO FUNDS MANAGEMENT, LLC, A WHOLLY-OWNED SUBSIDIARY OF WELLS FARGO & COMPANY, PROVIDES INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES FOR THE WELLS FARGO FUNDS. OTHER AFFILIATES OF WELLS FARGO & COMPANY PROVIDE SUB-ADVISORY AND OTHER SERVICES FOR THE FUNDS. THE WELLS FARGO FUNDS ARE DISTRIBUTED BYSTEPHENS INC., MEMBER NYSE/SIPC. WELLS FARGO & COMPANY AND ITS AFFILIATES ARE NOT AFFILIATED WITH STEPHENS INC. THE STRONG FUNDS ARE DISTRIBUTED BY STRONGFINANCIAL CORPORATION'S (SFC) WHOLLY-OWNED SUBSIDIARY, STRONG INVESTMENTS, INC. SFC AND ITS AFFILIATES ARE NOT AFFILIATED WITH STEPHENS INC. SECURITIES ARE OFFERED THROUGH STRONG INVESTMENTS, INC. SM46934 10-04

Strong Growth Fund
-------------------------------------------------------------------------------

As of 9-30-04

Average Annual Total Returns

7.97%  1-Year
-2.14%  5-Year
10.22%   10-Year

Performance is historical and does note guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call of visit www.Strong.com for the most recent month-end performance.

From time to time, the funds advisor and/or administrator has waived its management fees and/or absorbed fund expenses, which has resulted in higher returns. As of 9-30-04, there are waivers and/or absorptions in effect.

YES!     Please add to my investment                                  Strong

                                  Strong Growth Fund (SGROX)
[Sample A. Sample                 Additional  Investment Form Investment Amount
Address Line #1                   To add to your  Strong  account,  $
Address  Line #2                  enclose  this form in the postage-paid
Address Line #3                   envelope with your check payable to STRONG.
Anytown,  US 12345-6789]          The minimum additional investment is $100.

                                   My  Account  Number is:
                                  [XXX-XXXXXXXXXX]

[Strong Logo]     One Hundred Heritage Reserve Menomonee Falls, Wisconsin 53051

Date

Name
Address Line #1
Address Line #2
City, State  Zip Code

Dear Name:

While Strong has undergone many changes during the last year, we're happy to report that the manager of your Strong Large Company Growth Fund is proposed to remain the same.

As you may know, Thomas Pence reached an agreement with Wells Fargo to stay on and manage the Large Company Growth Fund, subject to shareholder approval. What's more, he plans to continue to use the same investment process and strategy.

If you'd like to make an additional investment, just complete the form below and include your check in the enclosed envelope. You can also add to your account at WWW.STRONG.COM/ADD or by calling 1-800-233-3430.

As always, we appreciate your investment and the opportunity to help you reach your financial goals.

Sincerely,
[Signature]
Signature, Title

STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. INVESTMENT STRATEGIES THAT CONCENTRATE IN PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET).THIS FUND IS EXPOSED TO THE FOLLOWING SPECIFIC
RISKS: GROWTH-STYLE INVESTING RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

PERFORMANCE INFORMATION: THE PERFORMANCE OF THE INVESTOR CLASS PRIOR TO 9-16-02 IS BASED ON THE PERFORMANCE OF THE ROCKHAVEN PREMIER DIVIDEND FUND (THE PREDECESSOR FUND), AND DOES NOT REFLECT THE FUND'S MAXIMUM SALES CHARGE OF 5.75%, WHICH WAS CHARGED FROM 9-17-99 THROUGH 9-13-02. PLEASE CONSULT A PROSPECTUS FOR INFORMATION ABOUT ALL SHARE CLASSES. THE PREDECESSOR FUND'S
INVESTMENT STRATEGY EMPHASIZED INVESTMENTS IN CONVERTIBLE SECURITIES. PLEASE NOTE THAT THIS IS NOT INTENDED TO BE A SOLICITATION FOR PROXY. THE WELLS FARGO FUNDS TRUST HAS FILED A COMBINED PROSPECTUS/PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION THAT IS AVAILABLE, ALONG WITH OTHER DOCUMENTS, AT WWW.SEC.GOV OR BY CONTACTING STRONG AT 1-800-368-7710.

WELLS FARGO FUNDS MANAGEMENT, LLC, A WHOLLY-OWNED SUBSIDIARY OF WELLS FARGO & COMPANY, PROVIDES INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES FOR THE WELLS FARGO FUNDS. OTHER AFFILIATES OF WELLS FARGO & COMPANY PROVIDE SUB-ADVISORY AND OTHER SERVICES FOR THE FUNDS. THE WELLS FARGO FUNDS ARE DISTRIBUTED BYSTEPHENS INC., MEMBER NYSE/SIPC. WELLS FARGO & COMPANY AND ITS AFFILIATES ARE NOT AFFILIATED WITH STEPHENS INC. THE STRONG FUNDS ARE DISTRIBUTED BY STRONGFINANCIAL CORPORATION'S (SFC) WHOLLY-OWNED SUBSIDIARY, STRONG INVESTMENTS, INC. SFC AND ITS AFFILIATES ARE NOT AFFILIATED WITH STEPHENS INC. SECURITIES ARE OFFERED THROUGH STRONG INVESTMENTS, INC. SM46930 10-04

Strong Large Company Growth Fund
-------------------------------------------------------------------------------

As of 9-30-04

Average Annual Total Returns

15.66%  1-Year
5.92%  5-Year
8.98%   Since Inception (11-3-97)

Performance is historical and does note guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call of visit www.Strong.com for the most recent month-end performance.

From time to time, the funds advisor and/or administrator has waived its management fees and/or absorbed fund expenses, which has resulted in higher returns. As of 9-30-04, there are waivers and/or absorptions in effect.



YES!     Please add to my investment                                  Strong

                                  Strong Large Company Growth Fund (SLGIX)
[Sample A. Sample                 Additional  Investment Form Investment Amount
Address Line #1                   To add to your  Strong  account,  $
Address  Line #2                  enclose  this form in the postage-paid
Address Line #3                   envelope with your check payable to STRONG.
Anytown,  US 12345-6789]          The minimum additional investment is $100.

                                   My  Account  Number is:
                                  [XXX-XXXXXXXXXX]

[Strong Logo]     One Hundred Heritage Reserve Menomonee Falls, Wisconsin 53051

Date

Name
Address Line #1
Address Line #2
City, State  Zip Code

Dear Name:

While Strong has undergone many changes during the last year, we're happy to report that the manager of your Strong Advisor U.S. Value Fund is proposed to remain the same.

As you may know, Robert Costomiris reached an agreement with Wells Fargo to stay on and manage the Advisor U.S. Value Fund, subject to shareholder approval. What's more, he plans to continue to use the same investment process and strategy.

If you'd like to make an additional investment, just complete the form below and include your check in the enclosed envelope. You can also add to your account at WWW.STRONG.COM/ADD or by calling 1-800-233-3430.

As always, we appreciate your investment and the opportunity to help you reach your financial goals.

Sincerely,
[Signature]
Signature, Title

STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. INVESTMENT STRATEGIES THAT CONCENTRATE IN PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET).THIS FUND IS EXPOSED TO THE FOLLOWING SPECIFIC
RISKS: VALUE-STYLE INVESTING RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

DEFINITION: AVERAGE ANNUAL TOTAL RETURN AND TOTAL RETURN MEASURE CHANGE IN THE VALUE OF AN INVESTMENT IN THE FUND, ASSUMING REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. AVERAGE ANNUAL TOTAL RETURN REFLECTS ANNUALIZED CHANGE, WHILE TOTAL RETURN REFLECTS AGGREGATE CHANGE AND IS NOT ANNUALIZED.

PERFORMANCE  INFORMATION:.   PERFORMANCE  INFORMATION  IS  FOR  CLASS  Z  SHARES
(FORMERLY RETAIL CLASS SHARES). PLEASE CONSULT A PROSPECTUS FOR INFORMATION ABOUT ALL SHARE CLASSES. PLEASE NOTE THAT THIS IS NOT INTENDED TO BE A SOLICITATION FOR PROXY. THE WELLS FARGO FUNDS TRUST HAS FILED A COMBINED PROSPECTUS/PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION THAT IS AVAILABLE, ALONG WITH OTHER DOCUMENTS, AT WWW.SEC.GOV OR BY CONTACTING STRONG AT 1-800-368-7710.

WELLS FARGO FUNDS MANAGEMENT, LLC, A WHOLLY-OWNED SUBSIDIARY OF WELLS FARGO & COMPANY, PROVIDES INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES FOR THE WELLS FARGO FUNDS. OTHER AFFILIATES OF WELLS FARGO & COMPANY PROVIDE SUB-ADVISORY AND OTHER SERVICES FOR THE FUNDS. THE WELLS FARGO FUNDS ARE DISTRIBUTED BYSTEPHENS INC., MEMBER NYSE/SIPC. WELLS FARGO & COMPANY AND ITS AFFILIATES ARE NOT AFFILIATED WITH STEPHENS INC. THE STRONG FUNDS ARE DISTRIBUTED BY STRONGFINANCIAL CORPORATION'S (SFC) WHOLLY-OWNED SUBSIDIARY, STRONG INVESTMENTS, INC. SFC AND ITS AFFILIATES ARE NOT AFFILIATED WITH STEPHENS INC. SECURITIES ARE OFFERED THROUGH STRONG INVESTMENTS, INC. SM46925 10-04

Strong Advisor U.S. Value Fund
-------------------------------------------------------------------------------

As of 9-30-04

Total Return
5.44%   Year-To-Date
-----------------------------------------------------------------------------

Average Annual Total Returns

19.11%  1-Year
2.68%  5-Year
10.25% Since Inception (12-29-95)

Performance is historical and does note guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call of visit www.Strong.com for the most recent month-end performance.

From time to time, the funds advisor and/or administrator has waived its management fees and/or absorbed fund expenses, which has resulted in higher returns. As of 9-30-04, there are waivers and/or absorptions in effect.

YES!     Please add to my investment                                  Strong

                                  Strong Advisor U.S. Value Fund (SEQIX)
[Sample A. Sample                 Additional  Investment Form Investment Amount
Address Line #1                   To add to your  Strong  account,  $
Address  Line #2                  enclose  this form in the postage-paid
Address Line #3                   envelope with your check payable to STRONG.
Anytown,  US 12345-6789]          The minimum additional investment is $100.

                                   My  Account  Number is:
                                  [XXX-XXXXXXXXXX]

[Strong Logo]     One Hundred Heritage Reserve Menomonee Falls, Wisconsin 53051

Date

Name
Address Line #1
Address Line #2
City, State  Zip Code

Dear Name:

While Strong has undergone many changes during the last year, we're happy to report that the manager of your Strong Asia Pacific Fund is proposed to remain the same.

As you may know, Anthony Cragg reached an agreement with Wells Fargo to stay on and manage the Asia Pacific Fund, subject to shareholder approval. What's more, he plans to continue to use the same investment process and strategy.

If you'd like to make an additional investment, just complete the form below and include your check in the enclosed envelope. You can also add to your account at www.Strong.com/add or by calling 1-800-233-3430.

As always, we appreciate your investment and the opportunity to help you reach your financial goals.

Sincerely,
[Signature]
Signature, Title

STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. INVESTMENTS IN FOREIGN COMPANIES OFTEN PRESENT MORE RISK
BECAUSE OF CURRENCY EXCHANGE FLUCTUATION, GOVERNMENT REGULATIONS, AND THE POTENTIAL FOR POLITICAL AND ECONOMIC INSTABILITY. THESE RISKS ARE GENERALLY INTENSIFIED IN EMERGING MARKETS. INVESTMENT STRATEGIES THAT CONCENTRATE IN PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO THE FOLLOWING SPECIFIC RISKS: REGIONAL RISK, SMALL-COMPANY RISK, AND MEDIUM-COMPANY RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

DEFINITION:  AVERAGE  ANNUAL TOTAL RETURN AND TOTAL RETURN MEASURE CHANGE IN THE
 VALUE OF AN INVESTMENT IN THE FUND, ASSUMING REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. AVERAGE ANNUAL TOTAL RETURN REFLECTS ANNUALIZED CHANGE, WHILE TOTAL RETURN REFLECTS AGGREGATE CHANGE AND IS NOT ANNUALIZED.

PLEASE NOTE THAT THIS IS NOT INTENDED TO BE A SOLICITATION FOR PROXY. THE WELLS FARGO FUNDS TRUST HAS FILED A COMBINED PROSPECTUS/PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION THAT IS AVAILABLE, ALONG WITH OTHER DOCUMENTS, AT WWW.SEC.GOV OR BY CONTACTING STRONG AT 1-800-368-7710.

WELLS FARGO FUNDS MANAGEMENT, LLC, A WHOLLY-OWNED SUBSIDIARY OF WELLS FARGO & COMPANY, PROVIDES INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES FOR THE WELLS FARGO FUNDS. OTHER AFFILIATES OF WELLS FARGO & COMPANY PROVIDE SUB-ADVISORY AND OTHER SERVICES FOR THE FUNDS. THE WELLS FARGO FUNDS ARE DISTRIBUTED BYSTEPHENS INC., MEMBER NYSE/SIPC. WELLS FARGO & COMPANY AND ITS AFFILIATES ARE NOT AFFILIATED WITH STEPHENS INC. THE STRONG FUNDS ARE DISTRIBUTED BY STRONGFINANCIAL CORPORATION'S (SFC) WHOLLY-OWNED SUBSIDIARY, STRONG INVESTMENTS, INC. SFC AND ITS AFFILIATES ARE NOT AFFILIATED WITH STEPHENS INC. SECURITIES ARE OFFERED THROUGH STRONG INVESTMENTS, INC. SM46926 10-04


Strong Asia Pacific Fund
-------------------------------------------------------------------------------

As of 9-30-04

Total Return
5.36%   Year-To-Date
-------------------------------------------------------------------------------

Average Annual Total Returns

17.98%  1-Year
2.59%  5-Year
1.32%   10-Year

Performance is historical and does note guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call of visit www.Strong.com for the most recent month-end performance.

From time to time, the funds advisor and/or administrator has waived its management fees and/or absorbed fund expenses, which has resulted in higher returns. As of 9-30-04, there are waivers and/or absorptions in effect. The find has a redemption fee of 1.00% against shares that are held 30 calendar days or fewer after purchase. Performance data does not reflect the deduction of this fee, which, if reflected, would reduce the performance.



YES!     Please add to my investment                                    Strong

                                Strong Asia Pacific Fund (SASPX)
[Sample A. Sample               Additional  Investment Form    Investment Amount
Address Line #1                 To add to your  Strong  account,  $
Address  Line #2                enclose  this form in the postage-
Address Line #3                 paid envelope with your check
Anytown,  US 12345-6789]        payable to STRONG. The minimum additional
                                investment is $100.

                                      My Account Number is:
                                      [XXX-XXXXXXXXXX]

[Strong Logo]     One Hundred Heritage Reserve Menomonee Falls, Wisconsin 53051

Date

Name
Address Line #1
Address Line #2
City, State  Zip Code

Dear Name:

While Strong has undergone many changes during the last year, we're happy to report that the manager of your Strong Discovery Fund is proposed to remain the same.

As you may know, Thomas Pence reached an agreement with Wells Fargo to stay on and manage the Discovery Fund, subject to shareholder approval. What's more, he plans to continue to use the same strategy that has delivered solid long-term results.

If you'd like to make an additional investment, just complete the form below and include your check in the enclosed envelope. You can also add to your account at WWW.STRONG.COM/ADD or by calling 1-800-233-3430.

As always, we appreciate your investment and the opportunity to help you reach your financial goals.

Sincerely,
[Signature]
Signature, Title

STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. INVESTMENT STRATEGIES THAT CONCENTRATE IN PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET).THIS FUND IS EXPOSED TO THE FOLLOWING SPECIFIC
RISKS: GROWTH-STYLE INVESTING RISK, SMALL-COMPANY RISK, AND MEDIUM-COMPANY RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

DEFINITION: AVERAGE ANNUAL TOTAL RETURN AND TOTAL RETURN MEASURE CHANGE IN THE VALUE OF AN INVESTMENT IN THE FUND, ASSUMING REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. AVERAGE ANNUAL TOTAL RETURN REFLECTS ANNUALIZED CHANGE, WHILE TOTAL RETURN REFLECTS AGGREGATE CHANGE AND IS NOT ANNUALIZED.

PLEASE NOTE THAT THIS IS NOT INTENDED TO BE A SOLICITATION FOR PROXY. THE WELLS FARGO FUNDS TRUST HAS FILED A COMBINED PROSPECTUS/PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION THAT IS AVAILABLE, ALONG WITH OTHER DOCUMENTS, AT WWW.SEC.GOV OR BY CONTACTING STRONG AT 1-800-368-7710.

WELLS FARGO FUNDS MANAGEMENT, LLC, A WHOLLY-OWNED SUBSIDIARY OF WELLS FARGO & COMPANY, PROVIDES INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES FOR THE WELLS FARGO FUNDS. OTHER AFFILIATES OF WELLS FARGO & COMPANY PROVIDE SUB-ADVISORY AND OTHER SERVICES FOR THE FUNDS. THE WELLS FARGO FUNDS ARE DISTRIBUTED BYSTEPHENS INC., MEMBER NYSE/SIPC. WELLS FARGO & COMPANY AND ITS AFFILIATES ARE NOT AFFILIATED WITH STEPHENS INC. THE STRONG FUNDS ARE DISTRIBUTED BY STRONGFINANCIAL CORPORATION'S (SFC) WHOLLY-OWNED SUBSIDIARY, STRONG INVESTMENTS, INC. SFC AND ITS AFFILIATES ARE NOT AFFILIATED WITH STEPHENS INC. SECURITIES ARE OFFERED THROUGH STRONG INVESTMENTS, INC. SM46927 10-04

Strong Discovery Fund
-------------------------------------------------------------------------------

As of 9-30-04

Total Return
0.66%   Year-To-Date
-------------------------------------------------------------------------------

Average Annual Total Returns

11.99%  1-Year
10.76%  5-Year
8.15%   10-Year

Performance is historical and does note guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call of visit www.Strong.com for the most recent month-end performance.

From time to time, the funds advisor and/or administrator has waived its management fees and/or absorbed fund expenses, which has resulted in higher returns. As of 9-30-04, there are waivers and/or absorptions in effect.

YES!     Please add to my investment                                    Strong

                                Strong Discovery Fund (STDIX)
[Sample A. Sample               Additional  Investment Form    Investment Amount
Address Line #1                 To add to your  Strong  account,  $
Address  Line #2                enclose  this form in the postage-
Address Line #3                 paid envelope with your check
Anytown,  US 12345-6789]        payable to STRONG. The minimum additional
                                investment is $100.

                                      My Account Number is:
                                      [XXX-XXXXXXXXXX]

[Strong Logo]     One Hundred Heritage Reserve Menomonee Falls, Wisconsin 53051

Date

Name
Address Line #1
Address Line #2
City, State  Zip Code

Dear Name:

While Strong has undergone many changes during the last year, we're happy to report that the manager of your Strong Large Cap Growth Fund is proposed to remain the same.

As you may know, Bruce Olson is expected to continue to lead the management team with the additional help of proven fund managers like Brandon Nelson and Tom Ognar. What's more, they plan to continue to use the same investment process and strategy.

If you'd like to make an additional investment, just complete the form below and include your check in the enclosed envelope. You can also add to your account at WWW.STRONG.COM/ADD or by calling 1-800-233-3430.

As always, we appreciate your investment and the opportunity to help you reach your financial goals.

Sincerely,
[Signature]
Signature, Title

STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. INVESTMENT STRATEGIES THAT CONCENTRATE IN PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET).THIS FUND IS EXPOSED TO THE FOLLOWING SPECIFIC
RISKS: GROWTH-STYLE INVESTING RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

PLEASE NOTE THAT THIS IS NOT INTENDED TO BE A SOLICITATION FOR PROXY. THE WELLS FARGO FUNDS TRUST HAS FILED A COMBINED PROSPECTUS/PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION THAT IS AVAILABLE, ALONG WITH OTHER DOCUMENTS, AT WWW.SEC.GOV OR BY CONTACTING STRONG AT 1-800-368-7710.

WELLS FARGO FUNDS MANAGEMENT, LLC, A WHOLLY-OWNED SUBSIDIARY OF WELLS FARGO & COMPANY, PROVIDES INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES FOR THE WELLS FARGO FUNDS. OTHER AFFILIATES OF WELLS FARGO & COMPANY PROVIDE SUB-ADVISORY AND OTHER SERVICES FOR THE FUNDS. THE WELLS FARGO FUNDS ARE DISTRIBUTED BYSTEPHENS INC., MEMBER NYSE/SIPC. WELLS FARGO & COMPANY AND ITS AFFILIATES ARE NOT AFFILIATED WITH STEPHENS INC. THE STRONG FUNDS ARE DISTRIBUTED BY STRONGFINANCIAL CORPORATION'S (SFC) WHOLLY-OWNED SUBSIDIARY, STRONG INVESTMENTS, INC. SFC AND ITS AFFILIATES ARE NOT AFFILIATED WITH STEPHENS INC. SECURITIES ARE OFFERED THROUGH STRONG INVESTMENTS, INC. SM46929 10-04


Strong Large Cap Growth Fund
-------------------------------------------------------------------------------

As of 9-30-04

Average Annual Total Returns

9.11%  1-Year
-5.78%  5-Year
6.95%   10-Year

Performance is historical and does note guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call of visit www.Strong.com for the most recent month-end performance.

From time to time, the funds advisor and/or administrator has waived its management fees and/or absorbed fund expenses, which has resulted in higher returns. As of 9-30-04, there are waivers and/or absorptions in effect.

YES!     Please add to my investment                                  Strong

                                  Strong Large Cap Growth Fund (STRFX)
[Sample A. Sample                 Additional  Investment Form Investment Amount
Address Line #1                   To add to your  Strong  account,  $
Address  Line #2                  enclose  this form in the postage-paid
Address Line #3                   envelope with your check payable to STRONG.
Anytown,  US 12345-6789]          The minimum additional investment is $100.

                                   My  Account  Number is:
                                  [XXX-XXXXXXXXXX]

[Strong Logo]     One Hundred Heritage Reserve Menomonee Falls, Wisconsin 53051

Date

Name
Address Line #1
Address Line #2
City, State  Zip Code

Dear Name:

While Strong has undergone many changes during the last year, we're happy to report that the manager of your Strong Opportunity Fund is proposed to remain the same.

As you may know, Dick Weiss and Ann Miletti reached an agreement with Wells Fargo to stay on and manage the Opportunity Fund, subject to shareholder approval. What's more, they plan to continue to execute their own unique investment process and proven strategy.

If you'd like to make an additional investment, just complete the form below and include your check in the enclosed envelope. You can also add to your account at WWW.STRONG.COM/ADD or by calling 1-800-233-3430.

As always, we appreciate your investment and the opportunity to help you reach your financial goals.

Sincerely,
[Signature]
Signature, Title

STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. INVESTMENT STRATEGIES THAT CONCENTRATE IN PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET).THIS FUND IS EXPOSED TO THE FOLLOWING SPECIFIC
RISKS: MEDIUM-COMPANY RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

DEFINITION: AVERAGE ANNUAL TOTAL RETURN AND TOTAL RETURN MEASURE CHANGE IN THE VALUE OF AN INVESTMENT IN THE FUND, ASSUMING REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. AVERAGE ANNUAL TOTAL RETURN REFLECTS ANNUALIZED CHANGE, WHILE TOTAL RETURN REFLECTS AGGREGATE CHANGE AND IS NOT ANNUALIZED.

PERFORMANCE INFORMATION: PERFORMANCE INFORMATION IS FOR INVESTOR CLASS SHARES. PLEASE CONSULT A PROSPECTUS FOR INFORMATION ABOUT ALL SHARE CLASSES.

PLEASE NOTE THAT THIS IS NOT INTENDED TO BE A SOLICITATION FOR PROXY. THE WELLS FARGO FUNDS TRUST HAS FILED A COMBINED PROSPECTUS/PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION THAT IS AVAILABLE, ALONG WITH OTHER DOCUMENTS, AT WWW.SEC.GOV OR BY CONTACTING STRONG AT 1-800-368-7710.

WELLS FARGO FUNDS MANAGEMENT, LLC, A WHOLLY-OWNED SUBSIDIARY OF WELLS FARGO & COMPANY, PROVIDES INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES FOR THE WELLS FARGO FUNDS. OTHER AFFILIATES OF WELLS FARGO & COMPANY PROVIDE SUB-ADVISORY AND OTHER SERVICES FOR THE FUNDS. THE WELLS FARGO FUNDS ARE DISTRIBUTED BYSTEPHENS INC., MEMBER NYSE/SIPC. WELLS FARGO & COMPANY AND ITS AFFILIATES ARE NOT AFFILIATED WITH STEPHENS INC. THE STRONG FUNDS ARE DISTRIBUTED BY STRONGFINANCIAL CORPORATION'S (SFC) WHOLLY-OWNED SUBSIDIARY, STRONG INVESTMENTS, INC. SFC AND ITS AFFILIATES ARE NOT AFFILIATED WITH STEPHENS INC. SECURITIES ARE OFFERED THROUGH STRONG INVESTMENTS, INC. SM46923 10-04

Strong Opportunity Fund
-------------------------------------------------------------------------------

As of 9-30-04

Total Return
6.54%   Year-To-Date
-------------------------------------------------------------------------------

Average Annual Total Returns

19.10%  1-Year
5.33%  5-Year
11.88%   10-Year

Performance is historical and does note guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call of visit www.Strong.com for the most recent month-end performance.

From time to time, the funds advisor and/or administrator has waived its management fees and/or absorbed fund expenses, which has resulted in higher returns. As of 9-30-04, there are waivers and/or absorptions in effect.


YES!     Please add to my investment                                  Strong

                                  Strong Opportunity Fund (SOPFX)
[Sample A. Sample                 Additional  Investment Form Investment Amount
Address Line #1                   To add to your  Strong  account,  $
Address  Line #2                  enclose  this form in the postage-paid
Address Line #3                   envelope with your check payable to STRONG.
Anytown,  US 12345-6789]          The minimum additional investment is $100.

                                   My  Account  Number is:
                                  [XXX-XXXXXXXXXX]

[Strong Logo]     One Hundred Heritage Reserve Menomonee Falls, Wisconsin 53051

Date

Name
Address Line #1
Address Line #2
City, State  Zip Code

Dear Name:

While Strong has undergone many changes during the last year, we're happy to report that the manager of your Strong Small Company Value Fund is proposed to remain the same.

As you may know, Robert Costomiris reached an agreement with Wells Fargo to stay on and manage the Small Company Value Fund, subject to shareholder approval. What's more, he plans to continue to use the same unique strategy that has delivered solid results.

If you'd like to make an additional investment, just complete the form below and include your check in the enclosed envelope. You can also add to your account at WWW.STRONG.COM/ADD or by calling 1-800-233-3430.

As always, we appreciate your investment and the opportunity to help you reach your financial goals.

Sincerely,
[Signature]
Signature, Title

STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS.

INVESTMENT STRATEGIES THAT CONCENTRATE IN PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE
BROADER   MARKET).THIS  FUND  IS  EXPOSED  TO  THE  FOLLOWING   SPECIFIC  RISKS:
VALUE-STYLE INVESTING RISK AND SMALL-COMPANY RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

DEFINITION: AVERAGE ANNUAL TOTAL RETURN AND TOTAL RETURN MEASURE CHANGE IN THE VALUE OF AN INVESTMENT IN THE FUND, ASSUMING REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. AVERAGE ANNUAL TOTAL RETURN REFLECTS ANNUALIZED CHANGE, WHILE TOTAL RETURN REFLECTS AGGREGATE CHANGE AND IS NOT ANNUALIZED.

PLEASE NOTE THAT THIS IS NOT INTENDED TO BE A SOLICITATION FOR PROXY. THE WELLS FARGO FUNDS TRUST HAS FILED A COMBINED PROSPECTUS/PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION THAT IS AVAILABLE, ALONG WITH OTHER DOCUMENTS, AT WWW.SEC.GOV OR BY CONTACTING STRONG AT 1-800-368-7710.

WELLS FARGO FUNDS MANAGEMENT, LLC, A WHOLLY-OWNED SUBSIDIARY OF WELLS FARGO & COMPANY, PROVIDES INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES FOR THE WELLS FARGO FUNDS. OTHER AFFILIATES OF WELLS FARGO & COMPANY PROVIDE SUB-ADVISORY AND OTHER SERVICES FOR THE FUNDS. THE WELLS FARGO FUNDS ARE DISTRIBUTED BY STEPHENS INC., MEMBER NYSE/SIPC. WELLS FARGO & COMPANY AND ITS AFFILIATES ARE NOT AFFILIATED WITH STEPHENS INC. THE STRONG FUNDS ARE DISTRIBUTED BY STRONGFINANCIAL CORPORATION'S (SFC) WHOLLY-OWNED SUBSIDIARY, STRONG INVESTMENTS, INC. SFC AND ITS AFFILIATES ARE NOT AFFILIATED WITH STEPHENS INC. SECURITIES ARE OFFERED THROUGH STRONG INVESTMENTS, INC. SM46932 10-04

Strong Small Company Value Fund
-------------------------------------------------------------------------------

As of 9-30-04

Total Return
12.36%   Year-To-Date
-------------------------------------------------------------------------------

Average Annual Total Returns

31.04%  1-Year
22.54% Since Inception (3-28-02)

Performance is historical and does note guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call of visit www.Strong.com for the most recent month-end performance.

Keep in mind that high double-digit returns were primarily achieved during favorable market conditions.You should not expect that such favorable returns can be consistently achieved. A funds performance, especially for very short time periods, should not be the sole factor in making your investment decision.

From time to time, the funds advisor and/or administrator has waived its management fees and/or absorbed fund expenses, which has resulted in higher returns. As of 9-30-04, there are waivers and/or absorptions in effect.


YES!     Please add to my investment                                  Strong

                                  Strong Small Company Value Fund (SCOVX)
[Sample A. Sample                 Additional  Investment Form Investment Amount
Address Line #1                   To add to your  Strong  account,  $
Address  Line #2                  enclose  this form in the postage-paid
Address Line #3                   envelope with your check payable to STRONG.
Anytown,  US 12345-6789]          The minimum additional investment is $100.

                                   My  Account  Number is:
                                  [XXX-XXXXXXXXXX]



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[Strong Logo]     One Hundred Heritage Reserve Menomonee Falls, Wisconsin 53051

Date

Name
Address Line #1
Address Line #2
City, State  Zip Code

Dear Name:

While Strong has undergone many changes during the last year, we're happy to report that the manager of your Strong Small/Mid Cap Value Fund is proposed to remain the same.

As you may know, Charles Rinaldi reached an agreement with Wells Fargo to stay on and manage the Small/Mid Cap Value Fund, subject to shareholder approval. What's more, he plans to continue to use the same unique strategy that has delivered proven results.

If you'd like to make an additional investment, just complete the form below and include your check in the enclosed envelope. You can also add to your account at WWW.STRONG.COM/ADD or by calling 1-800-233-3430.

As always, we appreciate your investment and the opportunity to help you reach your financial goals.

Sincerely,
[Signature]
Signature, Title

STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. INVESTMENT STRATEGIES THAT CONCENTRATE IN PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET).THIS FUND IS EXPOSED TO THE FOLLOWING SPECIFIC
RISKS: VALUE-STYLE INVESTING RISK MEDIUM-COMPANY RISK, AND SMALL-COMPANY RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

DEFINITION: AVERAGE ANNUAL TOTAL RETURN AND TOTAL RETURN MEASURE CHANGE IN THE VALUE OF AN INVESTMENT IN THE FUND, ASSUMING REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. AVERAGE ANNUAL TOTAL RETURN REFLECTS ANNUALIZED CHANGE, WHILE TOTAL RETURN REFLECTS AGGREGATE CHANGE AND IS NOT ANNUALIZED.

PLEASE NOTE THAT THIS IS NOT INTENDED TO BE A SOLICITATION FOR PROXY. THE WELLS FARGO FUNDS TRUST HAS FILED A COMBINED PROSPECTUS/PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION THAT IS AVAILABLE, ALONG WITH OTHER DOCUMENTS, AT WWW.SEC.GOV OR BY CONTACTING STRONG AT 1-800-368-7710.

WELLS FARGO FUNDS MANAGEMENT, LLC, A WHOLLY-OWNED SUBSIDIARY OF WELLS FARGO & COMPANY, PROVIDES INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES FOR THE WELLS FARGO FUNDS. OTHER AFFILIATES OF WELLS FARGO & COMPANY PROVIDE SUB-ADVISORY AND OTHER SERVICES FOR THE FUNDS. THE WELLS FARGO FUNDS ARE DISTRIBUTED BY STEPHENS INC., MEMBER NYSE/SIPC. WELLS FARGO & COMPANY AND ITS AFFILIATES ARE NOT AFFILIATED WITH STEPHENS INC. THE STRONG FUNDS ARE DISTRIBUTED BY STRONGFINANCIAL CORPORATION'S (SFC) WHOLLY-OWNED SUBSIDIARY, STRONG INVESTMENTS, INC. SFC AND ITS AFFILIATES ARE NOT AFFILIATED WITH STEPHENS INC. SECURITIES ARE OFFERED THROUGH STRONG INVESTMENTS, INC. SM46933 10-04

Strong Small/Mid Cap Value Fund
------------------------------------------------------------------------------

As of 9-30-04

Total Return
5.25%   Year-To-Date
-------------------------------------------------------------------------------

Average Annual Total Returns

26.91%  1-Year
9.79% Since Inception (3-28-02)

Performance is historical and does note guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call of visit www.Strong.com for the most recent month-end performance.

Keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A funds performance, especially for very short time periods, should not be the sole factor in making your investment decision.

From time to time, the funds advisor and/or administrator has waived its management fees and/or absorbed fund expenses, which has resulted in higher returns. As of 9-30-04, there are waivers and/or absorptions in effect.


YES!     Please add to my investment                                  Strong

                                  Strong Small/Mid Cap Value Fund (SFFAZ)
[Sample A. Sample                 Additional  Investment Form Investment Amount
Address Line #1                   To add to your  Strong  account,  $
Address  Line #2                  enclose  this form in the postage-paid
Address Line #3                   envelope with your check payable to STRONG.
Anytown,  US 12345-6789]          The minimum additional investment is $100.

                                   My  Account  Number is:
                                  [XXX-XXXXXXXXXX]